UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2016

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code   310-214-0065

____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2016, Emmaus Life Sciences, Inc. (the “Company”) appointed Steve Lee as the Company’s Interim Chief Financial Officer, effective immediately. Upon commencement of his appointment, Mr. Lee assumed the duties of the Company’s principal financial officer and principal accounting officer. Mr. Lee succeeds Peter Ludlum, who has served as the Company’s Chief Financial Officer since April 2, 2012. Effective as of April 29, 2016, Mr. Ludlum will continue in the role of Co-President and assume a new role as Chief Business Officer to further serve the company on business matters, including investor relations and business development.

Mr. Steve Lee, age 50, is currently the CEO & Managing Director of The Garret Group, an accounting and management consulting firm, having served in that position since 2006. Mr. Lee, through The Garret Group, has been engaged by the Company as a GAAP consultant since January 13, 2014.  Mr. Lee’s professional experience includes working for SingerLewak LLP as an audit partner from 2012 to 2013, as well as in a regulatory capacity with the Public Company Accounting Oversight Board (the “PCAOB”) from 2004 to 2006, performing inspections of registered public accounting firms to assess their compliance with the Sarbanes-Oxley Act of 2002, rules of the PCAOB, regulations of the Securities and Exchange Commission and professional standards, in connection with the PCAOB’s performance of audits, issuance of audit reports, and related matters involving issuers.  Prior to Mr. Lee’s tenure at the PCAOB, he served in various accounting and finance executive and management capacities with Mitsubishi Motors Credit of America, Inc., Premier Automotive Group of Ford Motor Company, Deloitte & Touche LLP, and a private company involved in the semiconductor business.  Prior to the completion of graduate school in 1993 for a M.A. degree in Accounting at University of Southern California, Mr. Lee worked as a financial analyst at Security Pacific Merchant Bank Group based in Los Angeles, California.  Mr. Lee has a B.A. in Economics from University of California, Irvine.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Lee.

The Company will pay monthly compensation of $35,000 to The Garret Group for Mr. Lee’s services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMMAUS LIFE SCIENCES, INC.

Date: May 5, 2016

By: /s/ YUTAKA NIIHARA
Name: Yutaka Niihara
Title: Chief Executive Officer